FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2001
                                                           ------------


                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          1-14157                         36-2669023
--------                          -------                         ----------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                    No.)


   30 North LaSalle Street, Chicago, Illinois                            60602
------------------------------------------------                      ----------
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

On May 14, 2001, Telephone and Data Systems, Inc. entered into a $600 million revolving credit agreement. This Current Report on Form 8-K is being filed for the purpose of filing the Agreement.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------
The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    June 19, 2001


By:   /s/ D. Michael Jack
   ----------------------------------
D. Michael Jack
Vice President and Controller
(Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                    Description of Exhibit
--------------                    ----------------------

   99.1                           Revolving Credit Agreement dated May 14, 2001.